Exhibit 99.1

CytoDyn Reminds Stockholders to Register 24 hours before November 24th Annual Meeting

Management Team Will Present on Company’s Strategy Going Forward

VANCOUVER, Washington – November 16, 2021 – CytoDyn Inc. (OTCQB: CYDY) (“CytoDyn” or the “Company”), a late-stage biotechnology company developing leronlimab, a CCR5 antagonist with the potential for multiple therapeutic indications, today urged stockholders to register 24 hours prior to the meeting time in order to participate in this meeting. The upcoming 2021 Annual Meeting of Stockholders, as previously announced, was adjourned to now be held on November 24, 2021 (the “Annual Meeting”) at 8:00 a.m. Pacific Time.

The Annual Meeting can be accessed virtually by registering to attend at:

www.cesonlineservices.com/cydy21_vm

After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 8:00 a.m., Pacific Time, on November 23, 2021. Stockholders who pre-registered for the original Annual Meeting date, October 28, do not need to register again.

At the Annual Meeting, CytoDyn’s management team (Drs. Nader Pourhassan, Scott Kelly, Christopher Recknor, and Nitya Ray and Mr. Antonio Migliarese) will present on the vision for the Company over the next year.

Stockholders can vote by completing, signing and dating the BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided along with the Definitive Proxy Statement, or by following the instructions on their proxy card to vote via the Internet or by telephone. Returning a proxy card will not prevent stockholders from voting at the Annual Meeting but will ensure that their vote is counted if they are unable to attend.

The record date for the adjourned Annual Meeting remains the close of business on September 1, 2021. Stockholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Stockholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

Please note that under the NYSE rules, the proposals relating to the election of directors and the compensation of our named executive officers are non-discretionary proposals. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker holding shares for you, your shares will not be voted with respect to these proposals. By contrast, the amendment of the Certificate of Incorporation and advisory vote on appointment of auditors are discretionary proposals. Accordingly, your broker will vote your shares in accordance with the recommendation of the Board of Directors on this proposal if you do not provide voting instructions to your broker holding shares for you.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitors:

Morrow Sodali LLC

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: cydy@info.morrowsodali.com

Alliance Advisors

Call Toll Free: (833) 814-9456

Email: cydy@allianceadvisors.com

About CytoDyn

CytoDyn is a late-stage biotechnology company developing innovative treatments for multiple therapeutic indications using leronlimab, a novel humanized monoclonal antibody targeting the CCR5 receptor. CCR5 plays a critical role in the ability of HIV to enter and infect healthy T-cells and appears to be implicated in tumor metastasis and immune-mediated illnesses, such as NASH.

CytoDyn successfully completed a Phase 3 pivotal trial using leronlimab combined with standard antiretroviral therapies in HIV-infected patients who were heavily treatment-experienced individuals with limited treatment options. CytoDyn is working diligently to resubmit its BLA for this HIV combination therapy since receiving a Refusal to File in July 2020. In July 2021, CytoDyn announced that it had submitted a dose justification report to the FDA, an integral step in the resubmission process for its BLA, which it expects to complete during the first quarter of calendar 2022. CytoDyn also completed a Phase 2b/3 investigative trial with leronlimab used as a once-weekly monotherapy for HIV-infected patients. CytoDyn plans to initiate a registration-directed study of leronlimab monotherapy indication. If successful, it could support a label expansion approval. Clinical results to date from two trials have shown that leronlimab can maintain a suppressed viral load in a sub-population of R5 HIV patients who chose to switch from their daily pills regimen to once-a-week subcutaneous dose of leronlimab. Several patients on leronlimab’s Phase 2b extension arm have remained virally suppressed for almost 7 years and many patients in our Phase 2b/3 investigative trial are passing two and some four years of monotherapy with suppressed viral load.

CytoDyn recently completed a Phase 2 clinical trial with leronlimab in mTNBC and a Phase 2 basket trial in solid tumor cancers (22 different cancer indications) A Phase 2 investigative trial for post-acute sequelae of SARS COV-2, also known as COVID-19 long-hauler’s, and a Phase 2 clinical trial for NASH are continuing. CytoDyn has already completed a Phase 2 and Phase 3 trial for mild-to-moderate and severe-to-critical COVID-19 patients, respectively, for which CytoDyn did not meet its primary or secondary endpoints, except for the secondary endpoint in the critically ill subpopulation. More information is at www.cytodyn.com.

Forward-Looking Statements

This press release contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements specifically include statements about leronlimab, its ability to provide positive health outcomes, the possible results of clinical trials, studies or other programs or ability to continue those programs, the ability to obtain regulatory approval for commercial sales, and the market for actual commercial sales. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties including: (i) the regulatory determinations of leronlimab’s efficacy to treat human immunodeficiency virus (“HIV”) patients with multiple resistance to current standard of care, COVID-19 patients, and metastatic Triple-Negative Breast Cancer (“mTNBC”), among other indications, by the U.S. Food and Drug Administration and various drug regulatory agencies in other countries; (ii) the Company’s ability to raise additional capital to fund its operations; (iii) the Company’s ability to meet its debt obligations; (iv) the Company’s ability to enter into partnership or licensing arrangements with third-parties; (v) the Company’s ability to identify patients to enroll in its clinical trials in a timely fashion; (vi) the Company’s ability to achieve approval of a marketable product; (vii) the design, implementation and conduct of the Company’s clinical trials; (viii) the results of the Company’s clinical trials, including the possibility of unfavorable clinical trial results; (ix) the market for, and marketability of, any product that is approved; (x) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products; (xi) regulatory initiatives, compliance with governmental regulations and the regulatory approval process; (xii) legal proceedings, investigations or inquiries affecting the Company or its products; (xiii) general economic and business conditions; (xiv) changes in foreign, political, and social conditions; (xv) stockholder actions or proposals with regard to the Company, its management, or its board of directors; and (xvi) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this press release.

Important Information

CytoDyn has filed with the SEC a definitive proxy statement and associated BLUE proxy card in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting. Details concerning the nominees of the Company’s Board of Directors for election at the 2021 Annual Meeting are included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders are able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s stockholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to CytoDyn Inc. at 1111 Main Street, Suite 660, Vancouver, Washington 98660.

CONTACTS

Investors:

Cristina De Leon

Office: 360.980.8524

ir@cytodyn.com

OR

Mike Verrechia / Bill Dooley, 800-662-5200

Morrow Sodali

cydy@info.morrowsodali.com

OR

Melissa Carlson, 833-814-9456

Alliance Advisors

mcarlson@allianceadvisors.com

Media:

Dan Zacchei / Joe Germani

Sloane & Company

dzacchei@sloanepr.com / jgermani@sloanepr.com